Exhibit 10.6

CONFIDENTIAL TREATMENT REQUESTED

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SUPPLY AGREEMENT

FOR

COMMERCIAL SUPPLY

BY AND BETWEEN

SMITHKLINE BEECHAM (CORK) LIMITED

AND

FLAMEL TECHNOLOGIES S.A.

CONFIDENTIAL TREATMENT REQUESTED

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Table of Contents

(continued)

SCHEDULES

Schedule A - Key Performance Indicators (KPI’s)

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Table of Contents

(continued)

Page

Schedule B - EHS Requirements for Contract Manufacturers

Schedule C - Records Retention

Schedule D - GSK Anti-Bribery and Corruption Requirements

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SUPPLY AGREEMENT

This Supply Agreement for Commercial Supply (the “Agreement”) is made and entered into this 30 day of September 2011 (the “Signing Date”), to be effective January 1, 2011 (the “Effective Date”), by and between SmithKline Beecham (Cork) Limited, a company organized under the laws of the country of Ireland with a place of business at Curraghbinny, Carrigaline, Country Cork, Ireland, on behalf of itself and its Affiliates (“GSK”), and Flamel Technologies S.A., a corporation organized and existing under the laws of France, with its principal place of business at Parc Club du Moulin a Vent, 33 Avenue du Docteur Georges Levy 69693 Venissleux Cedex, France (“Flamel”) (each a “Party” and collectively, the “Parties”).

RECITALS

WHEREAS, Flamel and GSK have entered into a License Agreement (as defined below) by which GSK has licensed certain proprietary rights from Flamel related to the Flamel Micropump Technology (as defined below);

WHEREAS, Flamel has the facilities and the ability to manufacture and supply to GSK promotional samples supplies and commercial supplies of Intermediate Product;

WHEREAS, Flamel wishes to sell to GSK and its Affiliates such promotional sample supplies and commercial supplies of Intermediate Product;

WHEREAS, it is intended that orders for Intermediate Product to be supplied by Flamel shall be placed by GSK and its Affiliates and that Flamel shall supply GSK or its Affiliates as appropriate with, and invoice them for, the same on the terms of and subject to the conditions in this Agreement.

NOW, THEREFORE, in consideration of the premises and of the mutual promises and undertakings contained herein, the Parties, intending to be legally bound, do hereby agree as follows:

1.	DEFINITIONS

“Affiliate” shall mean any legal entity (such as a corporation, partnership, or limited liability company) that Controls, is Controlled by, or is under common Control with a Party to this Agreement. For the purposes of this definition, the term “Control” means (i) beneficial ownership of at least fifty percent (50%) of the voting securities of a corporation or other business organization with voting securities (or such lesser percentage which is the maximum allowed by a foreign corporation in a particular jurisdiction); (ii) a fifty percent (50%) or greater interest in the net assets or profits of a partnership or other business organization without voting securities; or (iii) the ability to direct the affairs of any such entity.

CONFIDENTIAL TREATMENT REQUESTED

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EXECUTION VERSION

“Agreement” means this Commercial Supply Agreement together with all its schedules (the “Schedules”).

“API” means the active pharmaceutical ingredient, Carvedilol, which is used in the manufacture of the Intermediate Product.

“Batch” means the total Intermediate Product obtained from one Manufacturing run, including purification.

“Batch Record” means a record in form and substance satisfactory to GSK signed by a Qualified Person pursuant to Section 15.2.

“Carvedilol” means (1-(9H-carbazol-4-yloxy)-[(2-2(2-methoxyphenoxy)ethyljamino]-2-propanol), the compound that is known by the generic name of Carvedilol and including all racemates, chelates, complexes, enantiomers, diastereoisomers, salts, bases, esters, hydrates, solvates, polymorphs, crystal forms, crystal habits, prodrugs, isotopic or radiolabeled equivalents, metabolites, ‘or the like, thereof and all mixtures and any of the foregoing, and compositions comprising Carvedilol.

“Certificate of Analysis” means a document identified as such and provided by Flamel to GSK that (i) sets forth the analytical test results for a specified lot of Intermediate Products shipped to GSK hereunder, (ii) is in conformance with each applicable Drug Application and (iii) states whether such Intermediate Products are manufactured in accordance with the Specifications and cGMP’s.

“Current Good Manufacturing Practices” or “cGMPs” means all applicable standards relating to manufacturing practices for fine chemicals, intermediates bulk products or finished pharmaceutical products. For purposes of this Agreement, cGMPs shall mean the principles: (1) detailed in the U.S. Current Good Manufacturing Practices, 21 CFR Parts 210 and 211, The Rules Governing Medicinal Products in the European Community, Volume IV Good Manufacturing Practice for Medicinal Products, and the US Pharmacopoeia and National Formulary, as each may be amended from time to time; (ii) promulgated by any Governmental Body having jurisdiction over the manufacture of pharmaceutical products, in the form of laws or regulations; (iii) promulgated by any Governmental Body having jurisdiction over the manufacture of pharmaceutical products, in the form of guidance documents (including but not limited to advisory opinions, compliance policy guides and guidelines) which guidance documents are being implemented within the pharmaceutical manufacturing industry for such products; or (iv) which Flamel knows or reasonably should have known to be current and shown to be feasible on a commercially reasonable basis and valuable in ensuring drug quality within the pharmaceutical manufacturing industry for such products, in each case as in effect at the Effective Date and as amended, promulgated or accepted from time to time during the term of this Agreement.

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EXECUTION VERSION

“Confidential Information” means (i) any proprietary or confidential information or material in tangible form disclosed hereunder that is marked as “Confidential” at the time it is delivered to the receiving Party, and/or (ii) proprietary or confidential information disclosed orally hereunder that is identified as confidential or proprietary when disclosed and such disclosure of confidential information is confirmed in writing within a reasonable period of time thereafter by the disclosing Party.

“Delivery Terms” means Ex Works Manufacturing Site (Incoterms 2000).”Drug Application” means any New Drug Application filed with the United States Food & Drug Administration (“FDA”), any Abbreviated New Drug Application filed with the FDA, any Supplemental New Drug Application filed with the FDA, any product license or any equivalent drug application or similar pharmaceutical product approval administered by any foreign Governmental Body, or extension or renewal of any of the foregoing.

“Firm Order” has the meaning set out in Section 5.1.

“Flamel Micropump Technology” means a multiple-dose system containing a large number of microparticles that may be contained in capsule, tablet, orally dispersible, sachet or suspension formulations. It is expected that the microparticles are released in the stomach and pass into the small intestine, where each microparticle operates as a miniature delivery system, releasing the drug at a controlled rate and over an extended period of time.

“Forecast” has the meaning set out in Section 5.1.

“Force Majeure” means in relation to either Party, any circumstances beyond the reasonable control of that Party (including without limitation earthquakes, riots, civil commotions, terrorism, war, hostilities between nations, governmental laws, orders, or regulations, embargoes, actions by the government or any agency thereof, acts of God, storms, fires, accidents, labor disputes or strikes, sabotage, explosions or other similar or different contingencies).

“Generic Equivalent Product” means a pharmaceutical product that has received FDA approval for marketing in the Territory and is directly substitutable for the Product, including any product that is specified under an Abbreviated New Drug Application (ANDA).

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EXECUTION VERSION

“Good Condition” means fit for intended purpose, of satisfactory quality, not damaged and capable of any agreed standard of performance.

“Governmental Body” means any nation or government, any state, province, or other political subdivision thereof, or any entity with legal authority to exercise executive, legislative, judicial, regulatory or administrative functions or pertaining to government.

“Improvements” means any new or improved process, technique, method, formula, invention or know-how relating to the Manufacture of Intermediate Product.

“Intellectual Property” means patents, trademarks, service marks, design rights (whether registerable or otherwise), including applications for any of the foregoing, copyright, rights in know-how, trade or business names and other similar rights or forms of protection of a similar nature or having equivalent or similar effect to any of these which may subsist anywhere in the world whether registerable or not.

“Intermediate Product” means any bulk presentation or presentations of Product before encapsulation and final packaging.”Intermediate Product License” means each and every product license, marketing authorization or any other authorization(s) (as the case may be) as well as the applications therefore relating to the marketing, sale and/or distribution of the Intermediate Product.

“Key Performance Indicators” or “KPI’s” are those indicators set forth in Schedule A hereto to evaluate the production and supply of Intermediate Product under this Agreement which are used merely as benchmarks to evaluate such production and supply of Intermediate Product and for discussion criteria as to ways Flamel may improve such production and supply.

“License Agreement” shall mean the License Agreement entered into by and between the Parties dated March 26, 2003.

“Level One Maximum Capacity” means a maximum of [***] Batches per calendar year, “Level Two Maximum Capacity” means a maximum of [***] Batches per calendar year.

“Manufacture” means the planning, purchasing, manufacture, processing, compounding, storage, filing, packaging, labelling, testing, sample retention, stability testing, release and shipment of Intermediate Product and such other matters as may be prescribed for each Intermediate Product by GSK.

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EXECUTION VERSION

“Manufacturing License” means all licenses necessary for or in connection with the Manufacture of the Intermediate Product at the Manufacturing Site(s).

“Manufacturing Site” means the manufacturing facility of Flamel at Pessac, France or such other manufacturing facility of Flamel (or of any duly authorized sub-contractor under Article 37 of this Agreement) as shall have been approved in writing by GSK.

“Materials” means the raw materials and components used in the Manufacture of the Intermediate Products.

“Minimum monthly Fees” has the meaning set out in Section 9.3.

“Nominated Contract Manufacturer” means such of GSK’s and its Affiliates’ contract manufacturers as shall from time to time be nominated by GSK as being persons to whom supplies of Intermediate Product shall be made pursuant to this Agreement.

“Order” has the meaning set out in Section 3.1.

“Product” means any presentation or presentations of Carvedilol that incorporate the Flamel Micropump Technology, alone or in combination with other therapeutically active compounds, for the therapeutic or prophylactic treatment of diseases and conditions in humans in any dosage or strength.

“Qualified Person” means the person named in this Agreement or any replacement notified by Flamel and agreed by GSK.

“Reduction Notice” has the meaning set out in Section 5.9.

“Regulator” means any relevant authority which regulates any aspect of the Manufacture of the Intermediate Product and/or the sale or marketing of any product of which an Intermediate Product forms part.

“Reserve Supply” has the meaning set out in Section 10.3.

“Specifications” means the preliminary specifications for the Intermediate Product as set forth in the Quality Agreement, as such specifications may be amended from time to time in accordance with Section 2.3.

“Supply Price” has the meaning set out in Section 8.1.

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EXECUTION VERSION

“Technical Change Procedure” means the procedure for changing the manner in which Flamel Manufactures Intermediate Product.

“Term” has the meaning set out in Article 29 hereof.

“Territory” shall have the meaning set forth in the License Agreement.

“Third Party Suppliers” means any such third party suppliers as may be notified to Flamel by GSK and such other supplier(s) of Materials as may be approved by GSK from time to time.

2.	FLAMEL’S OBLIGATIONS

2.1	In accordance with the terms of this Agreement, Flame! shall Manufacture, carry out quality control, package and supply GSK’s, and GSK’s Nominated Contract Manufacturer’s operating on behalf of GSK, requirements for the Intermediate Product as ordered from time to time by the same in accordance with Article 5.

2.2	Flamel shall Manufacture the Intermediate Product at the Manufacturing Site in accordance with Good Manufacturing Practice, the Specifications, the Technical Agreement, the Manufacturing License and all laws and regulations relevant to the Manufacture of the Intermediate Product, including not only the country of Manufacture but also, where any of the Intermediate Product is to be supplied to another country, the applicable laws and regulations in such country as reasonably directed by GSK. Without prejudice to the foregoing, Flamel shall not change any Manufacturing Site in which the Intermediate Product is Manufactured, or the Materials, process or plant used in the Manufacture of the Intermediate Products without first obtaining written consent from GSK (or where the Intermediate Product in question are to be supplied to one of GSK’s Affiliates, that Affiliate) to such change.

2.3	All of the Intermediate Product supplied by Flamel shall comply with the Specifications and be in Good Condition. The Specifications may, subject to the laws and regulations in force in the relevant territory, only be changed by agreement in writing. Flamel shall not unreasonably withhold its agreement to any change in the Specifications requested by GSK. Any amendment to the Specifications shall be subject to the same rules regarding confidentiality as expressed herein.

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EXECUTION VERSION

3.	PLACING OF ORDERS

3.1	GSK (and, if relevant, GSK’s Nominated Contract Manufacturers) shall place orders for Intermediate Product by submitting an electronic order to Flamel via GSK’s External Supply Chain System (“ESC Collaborate”) or in any other written or electronic form, setting out the type and quantity of Intermediate Product required and the date for delivery (an “Order”). Flamel shall supply GSK with details of the anticipated lead times between placing an Order and delivery of Intermediate Product and Flamel shall keep GSK informed of its progress.

3.2	Time shall be of the essence in relation to the performance of any and all of Flannel’s obligations pursuant to this Agreement.

4.	SUPPLY AND STORAGE OF GSK API, MATERIALS AND INTERMEDIATE PRODUCTS

4.1	Flamel undertakes with GSK not to use any GSK API supplied by GSK or any Affiliate of GSK to Flamel for any purpose whatsoever other than the Manufacture of Intermediate Products for GSK and that until such time as the GSK API has been incorporated into the process of Manufacture of the Intermediate Products, the GSK API will remain the property of GSK or any relevant Affiliate of GSK. Notwithstanding anything to the contrary in this Section 4.1, or in Clauses 12 and 13 of Schedule 4.7 to the License Agreement, if any commercial batches are rejected, Flamel will not be liable for any API loss related to such batches provided, however, that such API loss is not attributable to the negligence of Flamel. Flamel shall use commercially reasonable endeavours to Manufacture Product in accordance with the agreed minimum annual yield limits [***]; provided, however, that in the event Flamel fails to meet such minimum annual yield limits during any calendar quarter, the Parties shall meet to discuss and agree any necessary modifications to the minimum annual yield limits.

4.2	Flamel will report yields of Intermediate Product on a bi-annual basis in writing to GSK.

4.3	Ordering of GSK API and Materials:

4.3.1	Flamel shall be solely responsible for ordering the relevant quantities of API and Materials by reference to the forecasts provided by GSK in accordance with Article 5.

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EXECUTION VERSION

4.3.2	Flamel shall not obtain any supplies of API from any third party except GSK or its Affiliates, unless mutually agreed upon between the Parties. Subject to Section 4.1 above, the cost of API shall be revised annually and GSK will allow Flamel to benefit from any cost reduction.

4.3.3	Any Materials required by Flamel to Manufacture Intermediate Product shall be purchased in accordance with the Technical Agreement. Any purchases from a Third Party Supplier shall be on Flannel’s own behalf and not as an agent for GSK and Flamel shall be fully responsible for all purchases from such Third Party Supplier.

4.4	Storage of GSK API, Materials and intermediate Products:

4.4.1	Flamel shall at all times store and warehouse all API , Materials and Intermediate Products manufactured by Flamel pursuant to this Agreement in premises that are secure, clean, compliant with the Manufacturing License and otherwise acceptable to GSK. Flamel shall operate a warehousing system that identifies all API and Intermediate Products according to type and status.

4.4.2	With regard to any API supplied by GSK or its Affiliates and any Intermediate Products, title to which shall in accordance with the terms of this Agreement have passed to GSK or any Affiliates of GSK, Flamel shall ensure that the containers of all such API and any such Intermediate Products are clearly identified to the effect that they are owned by GSK or any relevant Affiliates of GSK or for use only for GSK and its Affiliates (as the case may be).

5.	FORECASTS; MANUFACTURING CAPACITY

5.1	GSK shall provide Flamel with a rolling [***] month forecast for commercial supply of Intermediate Product (the “Forecast”), which shall be updated quarterly. The Intermediate Product detailed in the first [***] months of each Forecast will constitute the firm order (“Firm Order”).

5.2	The amount of Intermediate Product set forth in the Firm Order with regard to any particular month shall not be less than [***], nor more than [***] of the amount of Intermediate Product last forecasted for such particular month. The required delivery or shipment date for each such Firm Order will be specified in the Forecast.

5.3	Flamel shall respond to each Firm Order received from GSK within five (5) business days of receipt of the updated Firm Order within ESC Collaborate. The response shall include confirmation of the delivery dates and quantity as set out in the Firm Order.

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EXECUTION VERSION

5.4	Flamel shall satisfy GSK’s and its Affiliates’ requirements in respect of Intermediate Product pertaining to each and every Firm Order confirmed by Flamel pursuant to Section 5.3 above and shall use reasonable best endeavours to satisfy any changes in quantity, delivery phasing or dates requested by GSK in respect of such a Firm Order or any additional order, subject to its other manufacturing requirements. In the event that Flamel becomes aware that any Firm Order previously confirmed in accordance with this Section 5.4 will not be satisfied, then Flamel shall inform GSK as soon as reasonably practicable and in any event within one (1) business day. This shall be without prejudice to GSK’s rights under this Agreement in respect of failure to meet Firm Orders.

5.5	It is understood that, subject to the requirements of Section 5.2 hereof, the remaining [***] of the Forecast constitutes an estimate of the future Intermediate Product requirement of GSK and its Affiliates and does not comprise any minimum purchase requirement or any binding commitment by GSK or its Affiliates to purchase such Intermediate Product.

5.6	Flamel shall ensure that Flannel and Flamel’s GSK-approved suppliers have adequate capacity at all times to fulfill [***] of GSK’s Firm Orders within the agreed lead time, to be negotiated in good faith on a case-by-case basis between the Parties. in the event that Flamel is approaching the Level One Maximum Capacity or the Level Two Maximum Capacity and is unable to comply with the provisions of the immediately preceding sentence, then Flamel shall notify GSK immediately of such situation and the Parties shall meet to discuss in good faith the situation and negotiate alternatives.

5.7	No capital expenditures shall be made by Flame! to support the development or manufacture of Intermediate Product without GSK’s prior written approval where GSK will fund the expenditure (not unreasonably withheld and delayed). Where capital expenditure shall be made by Flannel to support the development of Intermediate Product which is funded solely by Flamel, Flamel shall notify GSK of this expenditure for GSK accounting purposes.

5.8	During the Term of this Agreement, the maximum amount of Product which may be ordered by GSK in any calendar year beginning from 1st January, 2012 is estimated to be no more than the Level One Maximum Capacity. In case of higher demand, the Parties shall meet to discuss in good faith the situation and shall agree any necessary modifications thereto. Notwithstanding the above, the Parties hereby agree that during the first quarter of 2012 Flamel shall Manufacture up to [***] batches in excess of the Level One Maximum Capacity amount.

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CONFIDENTIAL TREATMENT REQUESTED

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EXECUTION VERSION

5.9	Commencing on October 1, 2012, and quarterly thereafter, GSK may, however, notify Flamel in writing, with three (3) months prior notice, a reduction of the maximum capacity to the Level Two Maximum Capacity (a “Reduction Notice”); provided, however, that in the event that GSK shall require an increase from Level Two Maximum Capacity to Level One Maximum Capacity, the Parties shall meet to discuss in good faith the terms and conditions of such request. For the avoidance of any doubt, in the event that the Parties agree to increase the capacity from the Level Two Maximum Capacity to the Level One Maximum Capacity, the payment terms set forth in Section 9.3 above shall apply; provided, however, that Section 5.8 shall apply in the event GSK requires any capacity in excess of the Level One Maximum Capacity.

6.	ARRANGEMENT OF ALTERNATIVE SUPPLY

If Flamel is unable to supply the Intermediate Product in accordance with the terms of this Agreement, Flamel shall use its best endeavours to source the same quantity and quality of Intermediate Product from a Third Party Supplier. Flamel shall notify GSK of the identity of the Third Party Supplier and the nature of the Intermediate Product available, (as soon as reasonably possible) prior to the delivery date, and GSK at its sole discretion, which shall not be unreasonably withheld, shall elect whether to authorize the use of Third Party Supplier by Flamel.

7.	PASSING OF TITLE AND RISK IN THE INTERMEDIATE PRODUCT

7.1	The title and risk in the Intermediate Product shall remain with Flamel until delivered to the carrier selected by GSK at Flamel’s Manufacturing Site, at which point title and risk shall pass to GSK.

7.2	Neither payment by nor passage of title or risk in the intermediate Product to GSK shall be deemed to constitute acceptance of the Intermediate Product.

8.	PRICE OF THE INTERMEDIATE PRODUCTS

8.1	Throughout the Term of this Agreement, the prices for the Intermediate Product shall [***] (the “Supply Price”). For the avoidance of doubt, all batches of the intermediate Product already delivered and invoiced to GSK since January 1, 2011 shall be paid at the Supply Price set out above.

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CONFIDENTIAL TREATMENT REQUESTED

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EXECUTION VERSION

8.2	If GSK is able to obtain Intermediate Product of equivalent quality from a Third Party Supplier at a price lower than the prices otherwise payable in accordance with this Agreement, GSK shall so notify Flamel in writing and if so requested by Flamel shall procure that details of the lower price, and verification that such lower price applies to a similar commercial package to that supplied under this Agreement, are provided to Flamel by a mutually acceptable independent Third Party Supplier upon the condition that the identity of the Third Party Supplier is not disclosed to Flamel. With six (6) weeks of Flamel’s receipt of such information, Flamel shall use its commercially reasonable endeavors to meet the lower price of the Third Party Supplier; provided, however, that if Flamel does not for any reason wish to, or cannot, meet the lower price for substantially the same quantity of Intermediate Product within that time GSK may exercise its termination right set forth in Section 33.1(b) below.

8.3	Flamel undertakes to submit to GSK within a period of fourteen (14) days of the end of each month or of the termination of this Agreement or such other intervals as may be agreed between the Parties such reports as GSK may require from time to time. Such reports shall include in respect of such month or part thereof or other time period as agreed between the Parties statements of:

(a)	the quantity of Materials and API used by Flamel in the Manufacture of Intermediate Product;

(b)	the quantity of the Intermediate Product Manufactured by Flamel for GSK and GSK’s Nominated Contract Manufacturers (as appropriate);

(c)	the quantity of the Intermediate Product delivered to GSK and GSK’s Nominated Contract Manufacturers (as appropriate), by Flamel and received in Good Condition and in saleable form; and,

(d)	the stock of Intermediate Product broken down by work in process and passed finished Intermediate Product.

9.	INVOICE AND PAYMENT

9.1	Upon shipment of Intermediate Product, Flamel shall invoice GSK or GSK’s Nominated Contract Manufacturer (as appropriate, depending on who placed the order for the relevant Intermediate Products) for the quantity of Intermediate Product shipped. Intermediate Product shall be invoiced at the Supply Price, as detailed in Section 8.1 above.

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CONFIDENTIAL TREATMENT REQUESTED

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EXECUTION VERSION

9.2	In consideration of this Agreement, taking into account the accommodations necessary to be made by Flannel as a result of GSK’s anticipated fluctuations in demand during 2011 and 2012, GSK shall also pay to Flamel the following one time additional payments:

(a)	A payment of [***] no later than September 25, 2011; and,

(b)	A payment of a further [***] to be paid ten (10) business days after execution of this Agreement, upon invoice by Flamel.

9.3	Notwithstanding the quantity of Intermediate Product, if any, ordered by GSK pursuant to this Agreement, during the Term of this Agreement, GSK shall pay to Flamel “Minimum [***] Fees” to maintain either the Level One Maximum Capacity, or the Level Two Maximum Capacity, as applicable, as follows:

(a)	From September 2011 until December 31, 2013, [***], except as may be modified as provided in subsection (c) below by receipt of a Reduction Notice no earlier than January 1, 2013, for Level One Maximum Capacity during such period;

(b)	From January 1, 2014 until the end of the Term, [***], except as may be modified as provided in subsection (d) below by receipt of a Reduction Notice, no earlier than January 1, 2013, for Level One Maximum Capacity during such period;

(c)	After January 1, 2013, if GSK has given a proper Reduction Notice pursuant to Section 5.9, the Minimum [***] Fees due after the effectiveness of the Reduction Notice shall be [***] for Level Two Maximum Capacity during such period; and,

(d)	After January 1, 2014, if GSK has given a proper Reduction Notice pursuant to Section 5.9, the Minimum [***] Fees due after the effectiveness of the Reduction Notice shall be [***] for Level Two Maximum Capacity during such period; and,

(e)	All amounts paid [***] pursuant to Section 8.1 shall be fully creditable against the Minimum [***] Fees. If the total amount paid under Section 8.1 for the Intermediate Product supply exceeds the Minimum [***] Fees for a given [***], then the Minimum [***] Fees for such [***] shall not be due from GSK. Conversely, if the total amount paid under Section 8.1 for the Intermediate Product supply is lower than the Minimum [***] Fees for a given [***], then Flamel shall submit an invoice to GSK equal to the complement payment to reach the amount of the applicable Minimum [***] Fees, in addition to the Section 8.1 payment. For example, in 2012 if the total paid for the Intermediate Product supply in any [***] was [***] under Section 8.1, then the Minimum [***] Fees for that [***] would be [***].

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CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(f)	The minimum capacity charge will be reconciled quarterly, to allow for aggregation and equal disbursement of the number of batches supplied to GSK over a [***] period of time. Following such reconciliation, GSK shall pay the difference between the amount paid for the number of batches supplied in each [***] and the Minimum [***] Fee due in accordance with Section 9.3 above. For the avoidance of doubt, if after the reconciliation it is determined that the Supply Price multiplied by the number of batches supplied to GSK per [***] exceeds the Minimum [***] Fee for the applicable [***], GSK shall not make be liable for any Minimum [***] Fee in such quarter.

9.4	Each invoice issued by Flamel hereunder shall specify:

(a)	FPA (Firm Planed Arrival), customer order reference or purchase order reference;
(b)	Local item code and description as per the packing list;
(c)	Invoice number and date;
(d)	Supplier name and address;
(e)	Supplier VAT reg. Number;
(f)	Buyer (Trading Partner) name and address (including country);
(g)	Consignee (Ship to) name and address (including country);
(h)	Currency;
(i)	Any direct pass through charges (e.g., freight and insurance charges on a shipment bases); and,
(j)	Any Free of Charge products (quantity, item code, batch no).

9.5	Unless otherwise stated in the Order, payment shall be [***] following receipt of the relevant invoice bearing the applicable Order number from Flame!. GSK reserves the right to set off any sums in respect of which Flamel may be in default to GSK.

9.6	Supply Prices are and any other amounts shall be as stated and include delivery and packing taxes and duties but are exclusive of VAT and customs duties. GSK shall only be obliged to pay to Flamel the rate of VAT chargeable in respect of the supply of Intermediate Product upon presentation of a valid VAT invoice. Flamel will supply Intermediate Product in accordance with the Delivery Terms.

13

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

10.	FAILURE TO SUPPLY

10.1	Without prejudice to Flamel’s obligations under this Agreement in the event that Flamel is unable to fulfill its supply obligations under this Agreement, whether it be due to a disruption in the Manufacture of the Intermediate Product at the Manufacturing Site, at periods of peak demand or otherwise, Flamel shall at its own expense use its best endeavours to procure access to capacity at alternative manufacturing plants. Flamel will obtain all necessary approvals and consents therefore at Flamel’s cost. Flamel shall use commercially reasonable efforts to comply with all KPI’s, as set forth on Schedule A. If any changes to these KPI’s are proposed by GSK, they will be reasonably agreed between GSK and Flamel. The mere failure to reach a KPI not be deemed to be a breach of this Agreement; provided however, that the Parties shall meet to determine the cause of such failure and shall work toward resolution in good faith.

10.2	GSK or, if relevant, GSK’s Nominated Contract Manufacturer shall notify Flamel as soon as possible if there is an incomplete delivery in accordance with the terms of this Agreement. If Flamel is notified by telephone or in person, then such notification shall be confirmed by GSK or GSK’s Nominated Contract Manufacturer (as appropriate) in writing. Flamel shall then be obliged to rectify the incomplete consignment promptly.

10.3	Flamel shall at all times maintain a contingency Materials inventory equivalent to [***] supply of Materials (“Reserve Supply”), subject to GSK’s obligation to provide Flamel with API.

10.4	If Flamel is unable, or anticipates that it will be unable, to supply the Intermediate Product in accordance with any Order placed in accordance with Article 3 from its current production or normal stocks of Materials, Flamel shall, as soon as it becomes aware of the fact, and in any event not less than fourteen (14) days before the delivery due date, given written notice to GSK of the reasons for the shortfall and will make up the shortfall, if possible, from the Reserve Supply.

11.	QUALITY AND FITNESS FOR PURPOSE

11.1	Flamel shall, prior to their use for Manufacture, analyze or cause to be analyzed against the relevant Specification(s) each delivery of Materials and if in Flamel’s opinion such analysis reveals that any delivery of Materials is defective by reference to such Specification, Flamel shall promptly notify GSK or the relevant supplier (as the case may be).

14

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

11.2	If Flamel considers that a delivery of Materials which has been supplied by any supplier is defective, Flamel shall reject such delivery, and shall procure that substitute Materials complying with the Specification are promptly supplied by the relevant supplier in substitution.

11.3	GSK shall have the right exercisable within a reasonable time after delivery to reject the Intermediate Product or any part thereof if any such Intermediate Product does not conform in quality with any stipulations in this Agreement or the specific order.

11.4	In the event of an Intermediate Product rejection:

(a)	GSK shall notify Flamel in writing;

(b)	that is attributable to the negligence or willful misconduct of Flamel, the payment obligation in relation to any such delivery shall be suspended forthwith pending resolution of the dispute in accordance with this Section;

(c)	the Parties shall immediately endeavor to agree whether or not the delivery in question complies with the Specification; and,

(d)	Flamel shall be entitled at all reasonable times to inspect and/or analyze the delivery in question.

11.5	The Parties shall use their best endeavours to resolve any dispute that may arise pursuant to this Section but if the Parties fail to agree, within thirty (30) days of being notified pursuant to Section 11.4 (a), whether any delivery of Intermediate Product supplied by Flamel to GSK is defective or may be rejected for any other reason set out in Section 11.3, the dispute shall be determined by the independent laboratory and the decision of the independent laboratory shall be final and binding on the Parties. The independent laboratory shall act as an expert and not as an arbitrator and (unless the independent laboratory otherwise determines) its fees shall be borne by the Party against whom the independent laboratory’s decision is given.

11.6	If Flamel agrees or the independent laboratory finds that any delivery of the Intermediate Product has not complied with the relevant specification or may be rejected in accordance with this Section 11.6, without prejudice to any other rights that GSK may have against Flamel:

15

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(a)	Flamel may elect either to promptly collect at its own expense any rejected Intermediate Product from wheresoever GSK may direct or to reimburse GSK for any costs incurred in its disposal of the rejected Intermediate Product;

(b)	Flamel shall in addition promptly reimburse GSK in respect of any cost including but not limited to manufacturing, packaging, freight, clearance, duty and storage charges incurred by GSK in respect of the defective delivery; and,

(c)	GSK shall initially give Flamel the opportunity to replace rejected Intermediate Product with the Intermediate Product that complies with the requirements of this Agreement such that Flame] shall supply a replacement delivery to GSK as soon as reasonably practicable and in any event so as to arrive at the specified delivery address.

11.7	If a delivery of the Intermediate Product is found by the independent laboratory to comply with the Specification therefore, GSK shall pay for such consignment in accordance with the payment provisions contained in this Agreement.

11.8	Flamel shall, at GSK’s discretion, as soon as reasonably practicable replace Intermediate Product, or refund to GSK the purchase costs of all Intermediate Product that is or becomes defective where such defects are not the result of GSK’s actions and occur under proper usage and are due to faulty design, and/or Manufacture, Flamel’s erroneous instructions as to use date, or inadequate or faulty Materials (other than Carvedilol) or workmanship, or any breach of Flamel’s warranties.

12.	SUPPLY AND STORAGE OF MATERIALS AND INTERMEDIATE PRODUCTS

12.1	Flamel shall be solely responsible for ordering the relevant quantities of Materials and for the timely delivery of such Materials. Flame! shall purchase and use only Materials and procedures in the Manufacture of the Intermediate Product which comply with the requirements of the Intermediate Product License and with Good Manufacturing Practice and otherwise are fit for purpose. Flame! shall not obtain any supplies of Materials from any party except a supplier reasonably agreed by GSK, Any such purchase from a supplier shall be on Flamers own behalf and not as an agent for GSK and Flamel hereby agrees to indemnify GSK against any claims which a supplier may make against GSK in respect of any such purchase,

16

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

12.2	Flamel shall at all times store and warehouse all Materials and Intermediate Product Manufactured by Flamel pursuant to this Agreement in premises that are secure, clean, compliant with the Manufacturing License and otherwise acceptable to GSK. Flamel shall operate a warehousing system that identifies all Intermediate Product according to type and status.

12.3	Within thirty (30} days of the Effective Date, Flamel shall adopt a risk mitigation program that will secure the supply of Materials.

13.	THE INTERMEDIATE PRODUCT LICENSE

13.1	Flamel undertakes with GSK to observe and comply with all requirements from time to time of the Intermediate Product License and any amendments or additions thereto in so far as they apply to the Manufacture of intermediate Product hereunder and have been disclosed by GSK to Flame!.

13.2	GSK undertakes to inform Flamel of any amendments or additions to the Intermediate Product License that are relevant to the performance by Flamel of its obligations under this Agreement at which time the Agreement shall be amended in accordance with the Technical Change Procedure and the amendments or additions implemented by Flamel in the Manufacture of the intermediate Product to the extent required.

13.3	GSK shall be responsible for the registration of the Intermediate Product with all relevant authorities and Flamel shall provide such assistance, at GSK’s cost, as GSK may reasonably request in connection therewith.

14.	MANUFACTURE OF THE INTERMEDIATE PRODUCT

14.1	Flamel shall at its own cost obtain and throughout the term of this Agreement maintain all necessary Manufacturing Licenses and perform its obligations hereunder in accordance with the Manufacturing Licenses and all applicable laws and legislation in the country in which the Manufacturing Site is situated. Flamel shall supply a copy of each such Manufacturing License to GSK free of charge on request.

14.2	All personnel employed by Flame! in the Manufacture of the Intermediate Product shall be suitably trained, experienced and competent for their respective functions with particular reference to performing their assigned duties in accordance with Good Manufacturing Practice, Flamel shall keep written records of the training provided to such employees, copies of which shall be made available to GSK on request. Flamel covenants with GSK not at any time during the Term of this Agreement to carry out any other activities that prejudice the quality, safety or efficacy of the Intermediate Product.

17

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

15.	QUALIFIED PERSONS

15.1	Flamel shall at all times:

(a)	employ a Qualified Person in accordance with Directive 2001/83/EC who shall be responsible for confirming by his/her signature on the appropriate Batch Record that each batch of the Intermediate Product conforms with the requirements of the Intermediate Product License and the Specification(s) therefore and is Manufactured in accordance with this Agreement and Good Manufacturing Practice;

(b)	promptly notify GSK in writing of any change in the identity of the Qualified Person and person or persons responsible for quality assurance in respect of the Intermediate Product; and,

(c)	immediately following completion of the Manufacture of each batch of the Intermediate Product supply to GSK or any party nominated by GSK a Batch Record and a Certificate of Analysis duly signed by the Qualified Person.

15.2	The Qualified Person shall be responsible for the release of each batch of the Intermediate Product after the Batch Record and Certificate of Analysis (which shall be signed by the Qualified Person) for each batch of the Intermediate Product has been produced.

16.	QUALITY ASSURANCE

16.1	Flamel shall supply to GSK or GSK’s Nominated Contract Manufacturers a Certificate of Analysis or similar document for each batch of Intermediate Product supplied to GSK or GSK’s Nominated Contract Manufacturer (as appropriate).

16.2	Flamel shall ensure that quality assurance tests agreed by the Parties from time to time are adopted and that representative samples of the Intermediate Product are taken, analyzed and retained in accordance with such terms as may be agreed between the Parties.

16.3	Further, Flamel shall ensure that testing methodology and testing reference standards comply with Good Manufacturing Practice.

18

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

16.4	Flamel shall institute and maintain process controls during the Manufacture of the Intermediate Product to ensure continuity of good quality in accordance with Good Manufacturing Practice. Further, Flamel shall maintain full records of such tests which shall upon request be made available to GSK or its nominees together with retained in-process samples, in the event of a complaint or query arising in respect of the Intermediate Product. Such records and samples shall be retained by Flamel in accordance with Section 2.2 of the Technical Agreement.

16.5	Flamel must report any adverse trends to GSK that arise during the testing of the Intermediate Product.

17.	MANUFACTURING SITE UTILIZATION AND CONTINUOUS IMPROVEMENT

17.1	During the Term, Flamel shall use its best endeavours, in the ordinary course of its business, to increase utilization at the Manufacturing Site beyond GSK volume and any cost recovery shall be allocated to a reduction in the Minimum Monthly Fee.

17.2	Both Parties will continue to work together on improvement of supply and cost of the Intermediate Product and will equally share resulting benefits out of those improvements.

18.	REGULATORY, COMPLIANCE AND ENVIRONMENTAL

18.1	Flamel shall promptly and at its own expense provide to each and every Regulator all such documents and information as may be required by such Regulator with respect to the Manufacture, storage and testing of the Intermediate Product and shall allow inspections of the Manufacturing Site and any other relevant sites and premises as may be requested by such Regulator the findings of which inspections shall promptly be made known in writing to GSK.

18.2	If any Regulator requires any changes to be made with respect to the Manufacture of the Intermediate Product or disposal of effluent relating to such Manufacture, Flamel shall immediately notify GSK and send it copies of any relevant documents delivered to it by the said Regulator within seven (7) days of receipt and will use its reasonable endeavours to defer implementation of any such changes until such time as GSK has been able, in accordance with the Technical Change Procedure, to make any such changes to its Intermediate Product License as may be necessary to accommodate any such changes as may be required by the Regulator.

19

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

18.3	Flamel shall respond in an effective and timely manner to any questions of a regulatory nature relating to the Intermediate Product or its Manufacture raised either by GSK, its Affiliates, sub-licensees or distributors or by a Regulator.

19.	INTELLECTUAL PROPERTY RIGHTS

All Intellectual Property Rights of each Party shall be governed by the License Agreement dated March 26, 2003 by and between the Parties, including the indemnification rights provided hereunder for infringement of such Intellectual Property Rights.

20.	CUSTOMER COMPLAINTS AND INTERMEDIATE PRODUCT RECALL

20.1	Flamel shall ensure that adequate manufacturing, shipping, and analytical records are kept and made available to GSK in order to assess the quality and destination of the Intermediate Product in the event of a Intermediate Product complaint or suspected defect

20.2	In the event that GSK requires access to any records Flamel shall facilitate immediate access to such records.

20.3	Flamel shall use its commercially reasonable efforts notify GSK’s Supply and Quality Managers immediately by telephone and in writing promptly upon becoming aware of any issue likely to result in a product recall including but not limited to:

(a)	where any Intermediate Product or its labeling may have been mistaken for or applied to another Intermediate Product; or

(b)	where any Intermediate Product may be affected by bacteriological or other contamination, significant chemical, physical or other change or deterioration or stability failures; or

(c)	where any Intermediate Product is the subject of a complaint by a third party or customer; or

(d)	where any Intermediate Product may not comply with the Specifications.

20.4	If any of the circumstances described in Section 20.3 arise whether notified to GSK or not, Flamel shall take at GSK’s request and at Flamel’s cost, all such acts as GSK may reasonably direct and if GSK deems that a Product recall is required, the recall strategy shall be developed by GSK and fully followed by Flamel including with strict regard to timing requirements. All costs of such recall shall be borne by Flamel in the event that the need for the recall is necessitated by a failure on the part of Flamel to comply with all its obligations under this Agreement solely through negligence on the part of Flamel.

20

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

20.5	Complaints in respect of the Intermediate Product will be handled pursuant to Section 27 of the Technical Agreement.

20.6	If GSK deems that recall of a product containing Intermediate Product is required, the recall strategy will be developed by GSK and followed by Flamel including strict regard to timing requirements. All costs of such recall shall be borne by Flame! in the event that the need for the recall is necessitated by a failure on the part of Flamel to comply with all its obligations under this Agreement, solely through negligence on the part of Flamel.

21.	DOCUMENTATION AND REPORTS

21.1	Flamel shall:

(a)	complete the documentation relative to the Manufacture of each batch of the Intermediate Product in accordance with Good Manufacturing Practice and any other reasonable requirements of GSK and shall retain such documentation in accordance with Section 9 of the Technical Agreement;

(b)	supply to GSK one (1) completed copy of the Certificate of Analysis relating to the Intermediate Product which is the subject of any Batch Record at the time that such Intermediate Product is delivered;

(c)	permit GSK access to all Manufacturing, regulatory and quality control records in respect of the Intermediate Product and the Materials used in their Manufacture;

(d)	supply to GSK a report for the validation batches for each batch of Intermediate Product Manufactured summarizing, but not limited to, the analytical results for each batch Manufactured, the stability results, details of any batch failures, process deviations and any out of specification results as provided for in this Agreement; and

(e)	complete and lodge with the appropriate authorities where required all documentation relating to the export of intermediate Product where delivery involves export from the country of Manufacture.

21

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

22.	CONFIDENTIALITY

22.1	Except as expressly provided herein, the Parties agree that, for the Term of this Agreement and for [***] years thereafter, the receiving Party shall keep completely confidential and shall not publish or otherwise disclose and shall not use for any purpose except for the purposes contemplated by this Agreement any Confidential Information furnished to it by the disclosing Party hereto pursuant to this Agreement, except that to the extent that it can be established by the receiving Party by competent proof that such Confidential Information:

(a)	was already known to the receiving Party, other than under an obligation of confidentiality, at the time of disclosure;

(b)	was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving Party;

(c)	became generally available to the public or otherwise part of the public domain after its disclosure and other than through any act or omission of the receiving Party in breach of this Agreement;

(d)	was independently developed by the receiving Party without reference to any information or materials disclosed by the disclosing Party; or

(e)	was subsequently disclosed to the receiving Party by a person other than a Party without breach of any legal obligation to the disclosing Party.

22.2	Each Party hereto may disclose the other’s Confidential Information to the extent such disclosure is reasonably necessary in connection with the conduct of the development activities to be conducted hereunder, in filing or prosecuting patent applications, prosecuting or defending litigation, complying with applicable governmental regulations or otherwise submitting information to tax or other governmental authorities, conducting clinical trials, or making a permitted sublicense or otherwise exercising its rights hereunder, provided that if a Party is required to make any such disclosure of another Party’s Confidential Information, other than pursuant to a confidentiality agreement, it will give reasonable advance notice to the latter Party of such disclosure and, save to the extent inappropriate in the case of patent applications, will use its best efforts to secure confidential treatment of such information prior to its disclosure (whether through protective orders or otherwise).

22

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

22.3	No public announcement or any other disclosure, including under a Confidentiality Disclosure Agreement, to Third Parties concerning the existence of, terms, or subject matter or termination of this Agreement shall be made, either directly or indirectly, by any Party to this Agreement, except as may be legally required or as may be required for recording purposes, without first obtaining the written approval of the other Party and agreement upon the nature and text of such announcement or disclosure; provided, however that in the case of disclosures made by Flamel to a bona fide financial analyst for modeling and valuation purposes under a confidentiality agreement, Flamel shall provide GSK advance written notice of such disclosure (as set forth below), but shall not be obligated to obtain GSK’s consent. The Party desiring to make any such public announcement or other disclosure (including those which are legally required or may be required for recording purposes) shall inform the other Party of the proposed announcement or disclosure in reasonably sufficient time prior to public release, which shall be at least five (5) business days prior to release of such proposed announcement or disclosure, and shall provide the other Party with a written copy thereof, in order to allow such other Party to comment upon such announcement or disclosure. Each Party agrees that it shall cooperate fully with the other with respect to all disclosures regarding this Agreement to the Securities Exchange Commission and any other governmental or regulatory agencies, including requests for confidential treatment of proprietary information of either Party included in any such disclosure. Notwithstanding the foregoing, within one (1) day of the Signing Date, Flamel shall be permitted to issue a press release, to announce the execution of this Agreement and certain of its terms, such as its duration and general terms; provided, however, that GSK shall have the right to review such press release prior to its issuance.

22.4	Nothing herein shall be construed to prevent GSK from disclosing any information received from Flame! hereunder: (i) to a Third Party contract manufacturer of GSK, subject to the consent of Flamel, such consent not to be unreasonably withheld; or (ii) to an Affiliate, sublicensee, distributor, Third Party research or clinical contractor, of GSK, without the consent of Flamel, provided, that in all cases of disclosure under clause (i) or (ii) above, the party to whom such disclosure is made shall have undertaken a similar obligation of confidentiality with respect to the Confidential Information, Neither Party shall submit for written or oral publication any manuscript, abstract or the like which includes data or other information pertaining to Product or Intermediate Product without first obtaining the prior written consent of the other Party, which consent shall not be unreasonably withheld, and shall be given or refused no later than thirty (30) days from the date of receipt by the reviewing Party.

23

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

22.5	All Confidential Information disclosed by one Party to the other shall remain the intellectual property of the disclosing Party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a Party to this Agreement based on the insolvency or bankruptcy of such Party, the bankrupt or insolvent Party shall promptly notify the court or other tribunal (1) that Confidential Information received from the other Party under this Agreement remains the property of the other Party, and (ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent Party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other Party’s Confidential Information and to ensure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

22.6	Flamel shall maintain reasonable security policies at Flamel, to protect the integrity of all Confidential Information and all Intermediate Product at Flamel’s facilities, which policies shall be no less stringent than those policies that Flamel has in place to protect the integrity of its own Confidential Information and its own products.

23.	RECORDS RETENTION

During the Term of this Agreement and, thereafter, in accordance with any applicable records retention period(s) identified in Schedule C, Flamel shall keep complete and systematic written records of all documentation relating to the manufacture of Intermediate Products by Flamel under this Agreement. Such records shall include any operational documentation pertaining to Flamel’s supply of Intermediate Products under this Agreement, including records relevant to any costs or expenses incurred by Flamel on behalf of GSK, any financial records, procedures (including records for compliance with federal, state and local law) and such other documentation pertaining to Flamel’s supply of Intermediate Products under this Agreement. All financial records shall be kept in sufficient detail to permit accurate determination of all figures necessary for verification of payment obligations set forth in Sections 8.1 and 9.3 of this Agreement. Flamel shall preserve all such records in accordance with the records retention period(s) specified in Schedule C; provided, however, that in the event a specific retention period is not specified for the particular record, Flamel shall preserve such records for the greater of (a) [***] years, or (b) such other period agreed upon in writing by the Parties.

24

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

24.	FORCE-MAJEURE

24.1	If any Force Majeure occurs in relation to either Party which affects or may affect the performance of any of its obligations under this Agreement, it shall notify the other Party forthwith as to the nature and extent of the circumstances in question.

24.2	Neither Party shall be deemed to be in breach of this Agreement, or shall be otherwise liable to the other Party, by reason only of any delay in performance, or the nonperformance of any of its obligations hereunder, to the extent that the delay or nonperformance is due to any Force Majeure of which it has duly notified the other Party, and the time for performance of that obligation shall be extended accordingly.

24.3	If the performance by either Party of any of its obligations under this Agreement is prevented or delayed by Force Majeure for a continuous period in excess of five (5) working days, the Parties shall enter into bona fide discussions with a view to alleviating its effects, or to agreeing upon such alternative arrangements as may be fair and reasonable in the circumstances.

24.4	If the performance by either Party of any of its obligations under this Agreement is prevented or delayed by Force Majeure for [***] or more, consecutively or cumulatively, in anyone year, then the other Party shall in its discretion have the right to terminate the Agreement forthwith upon written notice.

24.5	Notwithstanding the foregoing, GSK may, by notice in writing to Flamel, cancel any deliveries that in GSK’s reasonable opinion cannot be made within a reasonable time after the due date without incurring any additional liability on the part of GSK.

25.	INSPECTION

25.1	Subject to Flamel’s obligation to inspect the Intermediate Product prior to the release of such Intermediate Product and without prejudice to Flamel’s obligations under this Agreement, GSK and any third party it appoints on its behalf shall have the right to inspect and carry out any tests, including batch sampling, it wishes at GSK’s expense on all Intermediate Product at Flamel’s works and the works of any sub-contractors at all reasonable times to ensure Intermediate Product compliance with Specifications and Flamel’s compliance with the terms of this Agreement and cGMP. Flamel will provide any or all necessary Certificates of Analysis.

25

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

25.2	Any inspections, checking, tests, approval or acceptance given on behalf of GSK by its servants or agents in relation to the Intermediate Product shall not relieve Flamel from its obligations assumed under this Agreement.

25.3	Flamel shall and shall procure that its sub-contractors shall grant a right of reasonable access to GSK and any third party it appoints in order to inspect and test the Intermediate Products.

26.	ENVIRONMENTAL, HEALTH AND SAFETY AUDIT OF FLAMEL

GSK shall have the right to conduct, or to nominate a third party to conduct on GSK’s behalf, an environmental, health and safety audit of Flamel to ensure that Flamel complies with the GSK’s Environmental Health and Safety (“EHS”) Requirements for Contract Manufacturers, which are set forth in Schedule B attached hereto and made a part hereof.

27.	COMPLIANCE WITH STATUTES AND REGULATIONS

27.1	Flamel must ensure that the Intermediate Product and the delivery thereof comply with the Agreement and any standards specifically stated on it, all relevant statutes, regulations, other legal requirements and applicable guidelines, including without limitation those relevant to the regulation of medicinal products, health, safety, welfare, production, storing, handling and delivery of the Intermediate Product pertaining to the stated country for use of the Intermediate Product. Flamel shall provide evidence of compliance with such legal requirements, for example, permits, inspection reports, Certificates of Analysis, etc. promptly on request and within a reasonable time frame in any event.

27.2	Flamel shall use its best endeavours to ensure that its sub-contractors comply with Section

27.3	Flannel shall use its best endeavours to comply with all reasonable requests of GSK to minimize GSK’s compliance costs in respect of applicable health, safety, environmental and producer responsibility obligations.

26

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

28.	HAZARDS

Flamel will inform and keep GSK informed of all hazards, regulations and guidance (statutory or otherwise) which Flamel knows or believes to be associated with the use, handling, storage labelling, transport, treatment and disposal of the Intermediate Product and Flamel will ensure that relevant consignments are safe, packaged, labeled so as to prevent any health risk to persons, property or the environment and properly marked with the appropriate internationally recognized danger symbols and that prominent hazard warnings appear in English (and/or any other language specified by GSK) on all packages and documents.

29.	REPRESENTATIONS AND WARRANTIES

29.1	Flamel represents and warrants that:

(a)	Flamel is a validly existing corporation in good standing under the laws of the jurisdiction of its incorporation; the execution, delivery and performance of this Agreement by Flame! (where applicable) has been duly authorized by all requisite corporate action; this Agreement constitutes the legal, valid and binding obligation of Flamel, enforceable against Flamel in accordance with the terms hereof, subject to the effect of bankruptcy, insolvency, reorganization, receivership, moratorium and other similar laws affecting the rights and remedies of creditors generally and the effect of general principles of equity, whether applied by a court of law or equity; and the execution, delivery and performance of this Agreement by Flamel will not violate or conflict with any other agreement or instrument to which Flamel is a party.

(b)	To fulfill its obligations under this Agreement, Flamel has allocated and will allocate equipment, production lines, staffing, physical space and other resources sufficient to manufacture the quantities of Intermediate Products required by GSK pursuant to this Agreement.

(c)	Flamel has not used, in any capacity associated with or related to the manufacture of the Intermediate Products, the services of any persons who have been, or are in the process of being, debarred under 21 U.S.C. § 335a(a) or (b) or any comparable Regulatory Act. Furthermore, neither Flamel nor any of its officers, employees, or consultants has been convicted of an offense under (i) either a federal or state law that is cited in 21 U.S.C. § 335(a) as a ground for debarment, denial of approval, or suspension, or (ii) any other law cited in any comparable Regulatory Act as a ground for debarment, denial of approval or suspension.

(d)	Flamel has all consents necessary or desirable in performance of its obligations hereunder and the manufacture of the Intermediate Products for commercial sale in the Territory.

27

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(e)	Flamel will not market the Products produced under this Agreement and will not sell the Products produced under this Agreement except for sales to GSK permitted by this Agreement.

(f)	The manufacture, generation, processing, packaging, distribution, transport, treatment, storage, disposal and other handling of any Materials or Intermediate Products by Flamel until delivery to a carrier or freight forwarder shall (i) be in accordance with and conform to the Specifications, cGMPs and GSK Global Quality Policies and Guidelines; (ii) be in accordance with and conform to any applicable standards specified by the United States Pharmacopeia and Pharmacopeia Forum and the European Pharmacopeia and Pharmacopeia! Forum, and (iii) otherwise conform to any provisions of the regulatory acts not reflected in cGMPs, GSK’s EHS Requirements and, subject to reliance on GSK’s representations and warranties in Section29.1(b), (c), (d) and (e) above, all laws. The Intermediate Products will strictly comply with the Specifications, shall be free from defects in materials and workmanship and shall not be adulterated or misbranded within the meaning of applicable Regulatory Acts or the United States Federal Food, Drug, and Cosmetic Act. THE REPRESENTATIONS AND WARRANTIES PROVIDED IN THIS AGREEMENT DO NOT APPLY TO PRODUCTS TO THE EXTENT THAT, AFTER SHIPMENT BY FLAMEL, OCCURRENCES AFFECTING OR ALTERING THE INTERMEDIATE PRODUCTS AFTER THEY ARE DELIVERED TO THE CARRIER, OR ACTIONS TAKEN OR FAILED TO BE TAKEN AFTER THE INTERMEDIATE PRODUCTS WERE SHIPPED, THE PRODUCTS FAIL TO CONFORM TO SPECIFICATIONS. EXCEPT AS EXPRESSLY SET FORTH IN THIS SECTION 29.1, FLAMEL DISCLAIMS ALL OTHER WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT OF THE INTELLECTUAL PROPERTY OF ANY THIRD PARTY.

(g)	During the Term of this Agreement, Flame] shall maintain the Manufacturing Site, all personal property, equipment, machinery, systems, intangibles, Intellectual Property Rights (as defined in the License Agreement dated March 26, 2003) in use at the Manufacturing Site in the ordinary course of business, and free of material defects, except for defects attributable to wear and tear consistent with the age and usage of such assets, and except for such defects as do not and will not, in the aggregate, materially impair the ability to use such assets in connection with the manufacture, generation, processing, packaging, distribution, transport, treatment, storage, disposal or other handling of any Materials or Intermediate Products.

28

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(h)	Flamel shall not pledge or otherwise transfer, without GSK’s prior written consent, Materials or any work-in-process or finished goods inventory of Intermediate Products, other than to GSK or a GSK Affiliate as expressly provided in this Agreement.

(i)	Flamel shall maintain reasonable security policies at the Manufacturing Site to protect the integrity of the Intermediate Products and all other GSK assets, tangible and intangible, at the Manufacturing Site.

(j)	Flamel may be a participant in the Customs Trade Partnership Against Terrorism (C-TPAT) initiative sponsored by the United States Customs Service (Customs), and Customs has certified Flamel as a C-TPAT member. in the event that Flame! is not currently a participant in C-TPAT, it shall maintain similar security procedures with respect to the supply chain associated with the Products.

(k)	The manufacture, generation, processing, distribution, transport, treatment, storage, disposal and other handling of any API by Flamel shall (i) be in accordance with and conform to the API specifications and cGMPs; and (ii) be in accordance with and conform to any standards specified by the United States Pharmacopeia and Pharmacopeia Forum and the European Pharmacopeia and Pharmacopeial Forum applicable to such API. The API shall be free from defects in materials and workmanship and shall not be adulterated or misbranded within the meaning of applicable Regulatory Acts or the U.S. Federal Food, Drug, and Cosmetic Act.

(l)	Flamel represents and warrants that to the extent it relies upon materials of foreign origin in its performance of the services or supply of the goods or materials hereunder, Flamel has accurately identified, to the best of its knowledge, the ultimate source of such services, goods or materials, including, but not limited to, information relating to its downstream Flamel’s and subcontractors.

30.	ETHICAL STANDARDS AND HUMAN RIGHTS

30.1	Unless otherwise required or prohibited by law, Flamel warrants, to the best of its knowledge and belief, that in relation to its performance of this Agreement:

(a)	it does not employ engage or otherwise use any child labour in circumstances such that the tasks performed by any such child labour could reasonably be foreseen to cause either physical or emotional impairment to the development of such child;

29

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(b)	it does not use forced labour in any form (prison, indentured, bonded or otherwise) and its employees are not required to lodge papers or deposits on starting work;

(c)	it provides a safe and healthy workplace, presenting no immediate hazards to its employees. Any housing provided by Flamel to its employees is safe for habitation. Flamel provides access to clean water, food, and emergency healthcare to its employees in the event of accidents or incidents at the Flamel’s workplace;

(d)	it does not discriminate against any employees on any ground (including race, religion, disability or gender);

(e)	it does not engage in or support the use of corporal punishment, mental, physical, sexual or verbal abuse and does not use cruel or abusive disciplinary practices in the workplace;

(f)	it pays each employee at least the minimum wage, or a fair representation of the prevailing industry wage, (whichever is the higher) and provides each employee with all legally mandated benefits;

(g)	it complies with the laws on working hours and employment rights in the countries in which it operates;

(h)	it is respectful of its employees right to join and form independent trade unions and freedom of association; and

(i)	it complies with the GSK Anti-Bribery and Corruption Requirements set out in Schedule D.

(1)	Flamel is responsible for controlling its own supply chain and shall encourage compliance with ethical standards and human rights by any subsequent Flamel of goods and services that are used by Flamel when performing its obligations under this Agreement.

(2)	Flamel shall ensure that it has ethical and human rights policies and an appropriate complaints procedure to deal with any breaches of such policies. In the case of any complaints, Flamel shall report the alleged complaint and proposed remedy to GSK.

30

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

(3)	GSK reserves the right upon reasonable notice (unless inspection is for cause, in which case no notice shall be necessary) to enter upon Flamel’s premises to monitor compliance with the provisions of this Section 30, and Flamel shall, subject to compliance with Applicable Laws, provide to GSK any relevant documents requested by GSK in relation thereto.

31.	INDEMNIFICATION

31.1	Flamel shall indemnify GSK and hold GSK harmless from and against any and all liability for death, illness or injury to any third party or for loss or damage to any third party’s property and against all claims, demands, proceedings and causes of action resulting directly or indirectly therefrom and arising out of any act or default on the part of Flame!, its employees, agents or sub-contractors in the performance of or in compliance with any of their obligations under this Agreement, including without limitation any and all loss in relation to defective Intermediate Products, and any liability arising under any relevant product liability legislation which may apply from time to time due to faulty Intermediate Product, provided that such damage is not due to any negligence on the part of GSK.

31.2	GSK shall indemnify Flamel and hold Flamel harmless from and against any and all liability for death, illness or injury to any third party or for loss or damage to any third party’s property and against all claims, demands, proceedings and causes of action resulting directly or indirectly therefrom and arising out of any act or default on the part of GSK, its employees, agents or sub-contractors in the performance of or in compliance with any of their obligations under this Agreement, including without limitation any and all loss in relation to defective API and/or Intermediate Product supplied to GSK by Flamel under this Agreement, and any liability arising under any relevant product liability legislation which may apply from time to time due to faulty API and/or Intermediate Product supplied to GSK by Flamel under this Agreement; provided, however, that such faulty API and/or Intermediate Product supplied to GSK by Flamel under this Agreement is not due to improper handling or storage of such API or Intermediate Product, or due to any negligence on the part of Hamel.

31.3	In the event that either Party receives a claim or demand in respect of a matter which is the subject of an indemnity under this Article 31 it shall give the other Party notice thereof as soon as reasonably practicable and shall permit the other Party to assist in the defense thereof at the other Party’s expense. The Parties shall co-operate in such defense by providing reasonable access to evidence available to them and each shall be entitled to participate in the other’s defense to the extent that in its judgment it may be prejudiced thereby.

31

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

31.4	IN NO EVENT SHALL EITHER PARTY OR THEIR AFFILIATES BE LIABLE FOR SPECIAL, INDIRECT, INCIDENTAL, PUNITIVE, TREBLE OR CONSEQUENTIAL DAMAGES, WHETHER BASED ON CONTRACT, TORT, OR ANY OTHER LEGAL THEORY; PROVIDED, HOWEVER, THAT THIS LIMITATION SHALL NOT LIMIT THE INDEMNIFICATION OBLIGATION OF SUCH PARTY UNDER THE PROVISIONS OF SECTIONS 31.2 AND 31.3 OF THIS ARTICLE 31 FOR SUCH DAMAGES CLAIMED BY A THIRD PARTY AND NOTHING IN THIS SECTION 31.4 IS INTENDED TO LIMIT GSK’S PAYMENT OBLIGATIONS EXPRESSLY REQUIRED UNDER SECTION 8.1 AND ARTICLE 9.

32.	INSURANCE

Flamel shall maintain at its own cost full and sufficient third party, product liability, public and product recall insurance to cover its actual and potential liabilities hereunder within limits reasonably acceptable to GSK and grant GSK the right to inspect the policy which Flamel obtains in support of the indemnity provided by Flame! to GSK.

33.	TERM; TERMINATION; REMEDIES

33.1	General:

(a)	This Agreement shall commence on the Effective Date and will continue in force for the longer of (i) five (5) years after the Effective Date, or (ii) three (3) years after market entry of a Generic Equivalent Product in the United States, unless earlier terminated in accordance with this Article 33 (collectively, the “Term”).

(b)	No earlier than January 1, 2013, GSK may, in its sole discretion, terminate this Agreement with or without cause by giving six (6) months written notice to Flamel.

(c)	In the event that Flamel terminates this Agreement, the Party terminating this Agreement shall provide thirty (30) months written notice prior to the expiration of the Term; provided, however, that in such event, Flamel shall supply all forecasted Intermediate Product until the later of: (i) the end of the notice of termination period; and (ii) (A) until the technology transfer from Flamel to GSK has been completed and (B) GSK shall have a robust supply alternative to Flamel in place.

32

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

33.2	Either Party may terminate this Agreement by giving [***] written notice to the other Party if the other Party is in material breach of any term of this Agreement and fails to cure that breach within such [***] period.

33.3	Termination of this Agreement shall not affect the rights and obligations of the Parties that accrued prior to the effective date of termination.

33.4	If voluntary or involuntary proceeding by or against a Party are instituted in bankruptcy under any insolvency law, or a receiver or custodian is appointed for such Party, or proceedings are instituted by or against such Party for corporate reorganization or the dissolution of such Party, which proceedings, if involuntary, shall not have been dismissed within sixty (60) days after the date of filing, or if such Party makes an assignment for the benefit of creditors, or substantially all of the assets of such Party are seized or attached and not released within sixty (60) days thereafter, the other Party may immediately terminate this Agreement effective upon receipt of notice of such termination.

33.5	If GSK ceases to use the Intermediate Product for a significant technical or regulatory reason (and a significant technical or regulatory reason for these purposes is agreed to include, without limitation, any adverse technical or regulatory impact for GSK that is or may be attributable in whole or in significant part to the use by GSK of the Intermediate Product) GSK may terminate this Agreement immediately by notice; provided, however, that GSK shall notify Flamel immediately upon learning of such technical or regulatory impact, and, as appropriate, work together with Flamel to remedy such impact.

33.6	GSK may terminate this Agreement in accordance with Section 24.4.

33.7	If GSK, for any reason, shall terminate this Agreement, GSK shall reimburse Flamel for any inventory of finished Intermediate Product manufactured by Flamel, as well as for any raw material purchased by Flamel for the production of the Intermediate Product; subject, however, to Flamel’s obligation to mitigate its damages by using its commercially reasonable efforts to use such raw materials for other purposes, cancel all outstanding and cancellable orders for such raw materials, and return any and all returnable raw materials to the Third Party Supplier. In such event, Flamel shall, at GSK’s option, shall either return all such materials to GSK when paid for or dispose of them as Flamel sees fit upon payment.

33

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

34.	CONSEQUENCES OF TERMINATION

34.1	On termination of the Agreement Flamel shall, not later than seven (7) days after GSK’s request but at GSK’s cost:

(a)	deliver to GSK (or as GSK shall direct) all quantities of the conforming Intermediate Product and API in its possession;

(b)	return to GSK all other documents provided to Flamel by GSK;

(c)	ensure that all copies of GSK’s Confidential Information, know-how and/or any information of a technical nature relating to the Intermediate Product and the Manufacture of the Intermediate Product or of a confidential nature and supplied by GSK to Flamel will be returned to GSK or destroyed by Flamel at GSK’s option; and

(d)	deliver title to the Equipment, listed in the Side Agreement entered into by the Parties, dated December 3, 2004, and as amended in the Letter Agreement dated July 28, 2006, as provided by the provisions of Section 3 of the Side Agreement, to Flamel.

34.2	Termination of the Agreement shall be without prejudice to the continuation in force of Articles 1, 5, 9 (sections 5 and 9 each with respect to activities up to the date of termination) 11, 13, 18, 19, 20, 21, 22, 25, 26, 27, 29, 30, 31, 32, 33, 45. Furthermore, Flamel agrees to provide GSK with ail reasonable support with respect to any investigation required by GSK or any Regulator with respect to Manufacture of the Intermediate Product carried out prior to such termination or withdrawal even after such termination or withdrawal provided that Flamel’s reasonable costs in providing such assistance shall be at GSK’s cost.

35.	WAIVER

No waiver or forbearance by a Party in enforcing any of its rights under this Agreement shall prejudice or affect the ability of that Party to enforce such rights or any of its other rights at any time in the future. No waiver shall be effective unless in writing and signed by Party granting the waiver. For the avoidance of doubt, it is agreed that a waiver of a right on one occasion shall not constitute a waiver of the same right in the future.

34

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

36.	NOTICE

In addition to the other specific procedures for notification required herein, all notices, demands, requests and other communications made hereunder shall be in writing and shall be given either by personal delivery, by nationally recognized overnight courier (with charges prepaid), by electronic transmission (provided such transmission shall include information from which it can be determined that it was authorized by a Party hereto and the receipt of such transmission is confirmed by telephone) or by facsimile transmission (with telephone confirmation), and shall be deemed to have been given or made: (i) if personally delivered, on the day of such delivery; (ii) if sent by overnight courier, on the day following the date deposited with such overnight courier service; (iii) if sent by electronic transmission, on the date transmitted on such electronic medium; or (iv) if by facsimile transmission, on the date transmitted to receiving facsimile machine and confirmed by telephone, in each case pending the designation of another address, addressed as follows:

If to GSK:

GlaxoSmithKline

GSK House

Great West Road

Brentford, Middlesex

TW89GS

United Kingdom

Attention:        Director, Solid Dose External Supply

Telephone:      +44 2080474835

Telecopy:        +44 20804721 86

with copy to:

GlaxoSmith Kline

Legal Operations — GMS

Five Moore Drive

Research Triangle Park, NC 27709

Attention:        VP and Associate General Counsel, Legal Operations - GMS

Telephone:      +1 919 483 2444

Telecopy:        +1 919 483 2881

If to Flamel:

Flamel Technologies, S.A.

11, Avenue Gustave-Eiffel

33608 Pessac Cedex

France

Attention:        Director of Manufacturing Facility

Telephone:      +33 557 260 770

Telecopy:        +33 556 367 659

35

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

With copy to:    Rafael Jorda, Executive Vice President
                          Chief Operating Officer (jorda@flamel.com)

with copy to:

Flamel Technologies, S.A.

Parc Club du Moulin a Vent

33 Avenue du Docteur Georges Lèvy

69693 Venissieux

France

Fax:                +33 472 783 446

Attention:        Stephen Willard, Chief Executive Officer

With copy to:  Alliance Management (alliance@flamel.com)

37.	SURVIVAL OF RIGHTS DUTIES AND OBLIGATIONS

Termination or expiry of this Agreement shall not release either Party hereto from any liability or right of action which at the time of termination has already accrued to either Party hereto or which may thereafter accrue in respect of any act or omission prior to such termination. Such rights shall include but not be limited to the recovery of any monies due hereunder.

38.	RELATIONSHIP OF THE PARTIES

In the exercise of its obligations and in respect of its rights and entitlements hereunder or in respect hereof, Flamel is and shall in all respects be treated as an independent contractor of GSK. Neither Party shall be deemed to be a co-venturer or partner of the other. Neither Party is an employee or a legal representative of the other Party for any purpose. Neither Party shall have the authority to enter into any contracts in the name of or on behalf of the other Party.

39.	ASSIGNMENT

39.1	Flamel’s rights and obligations under this Agreement may not be assigned in whole or in part to any third party without the prior written consent of GSK (acting in its sole discretion} and any such consent shall not be deemed to relieve Flamel of any of its obligations and liability to GSK pursuant to this Agreement.

39.2	GSK shall be entitled at any time by notice in writing to Flamel to assign the whole or any part of its rights and obligations under this Agreement to any Affiliate or to any successor in title to the whole or part of that part of GSK’s business which relates to the Intermediate Product.

36

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

39.3	Notwithstanding anything to the contrary in this Agreement, if another entity acquires all or a substantial part of the assets or shares of a Party or merges with a Party hereto, both Parties agree, if appropriate, to re-negotiate the terms of this Agreement. If the Parties are unable to reach subsequent agreement, the Agreement shall terminate forthwith upon notice by the other Party.

40.	SUB-CONTRACTORS

Flamel shall not, without the prior written consent of GSK, which shall not unreasonably be withheld, appoint any sub-contractor or any person or persons to carry out its obligations under this Agreement. In the event that Flamel appoints a sub-contractor or other person to perform its obligations it shall remain liable to GSK for the performance of all its obligations and shall ensure that any such sub-contractor or other person reads and understands the implications of this Agreement.

41.	ENTIRE AGREEMENT

41.1	This Agreement, including the Schedules hereto and any other document identified herein, represents the entire understanding and agreement between the Parties hereto with respect to the subject matter hereof, and supersedes all prior and contemporaneous agreements an understandings between the Parties with respect to such subject matter, which are hereby expressly terminated.

41.2	The Parties acknowledge that they have expended substantial effort in preparing this Agreement and attempting to describe, in the Schedules hereto, as thoroughly and precisely as possible, Specifications, Intermediate Products, and other information. However, despite these efforts, the Parties acknowledge the possibility of involuntary o inadvertent omissions from the Schedules. The Parties will agree in writing to the changes to be made to the Schedules to add these inadvertent or involuntary omissions and any such written agreement executed by the Parties shall serve as an amendment to this Agreement.

42.	AMENDMENTS

Any amendment, modification or supplement of or to any provision of this Agreement, including the Schedules hereto, shall be effective only in writing and signed by a duly authorized officer of suitable title of all Parties hereto. The Parties hereto waive the right to amend the provisions of this Article 42 orally.

37

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

43.	SEVERABILITY

Each Section of this Agreement is a distinct and severable Section and if any Section is deemed illegal, void or unenforceable, the validity, legality, or enforceability of any other Section or portion of this Agreement shall not be affected thereby.

44.	COUNTERPARTS

This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument.

45.	RELEASE OF CLAIMS

45.1	For purposes of this Agreement, “Claims” shall mean any and all claims, actions, rights, causes of action, demands, liabilities, debts, contracts, agreements, assignments, assumptions, obligations, losses, and damages of every kind and nature, whether separate, joint, individual, or class claims, counterclaims, cross-claims, third-party claims, or claims for indemnity or contribution, whether asserted or unasserted, anticipated or unanticipated, accrued or unaccrued, direct or indirect, fixed or contingent, known or unknown, under federal, state, or common law or any other law or regulation, at law or in equity, which Flamel did have, may have, or could claim to have against GSK relating to: GSK’s submission of the CASPER abstract for publication in August 2007; the securities/shareholder litigation currently pending against Flamel; and/or GSK’s decision not to assert its patents against any of the current or future generics who have filed or will file paragraph iv certifications that reference GSK patents listed in the Orange Book.

45.2	As part of the consideration for the execution of this Agreement, and the obligations and agreements of GSK set forth hereunder, Flame!, on its own behalf and on behalf of its principals, affiliates, officers, directors, shareholders, partners (limited and general), employees, agents, representatives, counsel, predecessors, successors, assigns, insurers, parents, subsidiaries, affiliates, divisions, custodians, heirs, executors, trustees, and administrators, hereby releases, remises, quitclaims, and forever discharges GSK and its principals, affiliates, officers, directors, shareholders, partners (limited and general), employees, agents, representatives, counsel, predecessors, successors, assigns, insurers, parents, subsidiaries, affiliates, divisions, custodians, heirs, executors, trustees, and administrators, from all Claims from the beginning of the world through the date of this Agreement. This release does not include and specifically excludes all obligations that either GSK or Flamel has under this Agreement.

38

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

46.	THIRD PARTY RIGHTS

No person who is not a party to this Agreement shall have any rights under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement.

47.	GOVERNING LAW AND JURISDICTION

This Agreement shall be deemed to have been made in the United States of America (USA), and its form, execution, validity, construction and effect shall be determined in accordance with, and any dispute arising from the performance or breach hereof shall be governed by and construed in accordance with, the laws of the State of New York (USA), without reference to conflicts of laws principles.

48.	LIST OF SCHEDULES

Schedule A         Key Performance Indicators
Schedule B         EHS Requirements for Contract Manufacturers

Schedule C         Records Retention

Schedule D         GSK Anti-Bribery and Corruption Requirements

IN WITNESS WHEREOF, the Parties have caused this Supply Agreement for Commercial Supply to be duly executed by their authorized representatives as of the Effective Date.

FLAMEL TECHNOLOGIES S.A.	SMITHKLINE BEECIIAM (CORK) LIMITED

By:	By:

Name:

Title:

Date:	Date:

39

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Schedule A
Key Performance Indicators (KPI’s)

A – Quality

Measure	Calculation	Proposed target	To be reported by:
Batches Non Right First Time	Number of batches not released first time (rejected, re-worked or re-processed) ÷ total number of batches produced, reported as percentage	As agreed between the two parties.	Flamel
Number of recalls	Number of Product recalls or Withdrawals		GSK
Complaints	Number of customer complaints		GSK
Overdue Audit CAPAS	Number of audit CAPAS not closed by the agreed due date in the month of reporting		GSK
Overdue PPR	Number of Periodic Product Review not delivered by the date on the agreed schedule		GSK

B - Customer Service

Measure	Calculation	Proposed target	To be reported by:
Perfect Order Fill - Secondary 3rd Party Supplier	Number of customer orders for which all items on the order are filled within +/- 10% and to within minus 3, and plus 0 days of the last agreed due date ÷ Total number of orders due to be delivered	As agreed between the two parties.	Flamel
Stock Out Index	% of days Out of Stock		GSK

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Schedule B

EHS Requirements for Contract Manufacturers

EHS Management

Contract manufacturers and key Suppliers shall:
•	comply with all applicable Environment Health and Safety (EHS) laws, regulations and codes of practice;
•	demonstrate EHS leadership and commitment and establish a management system for making EHS integral to the management of the site’s business;
•	ensure that there is senior management responsibility for EHS;
•	ensure that the site has adequate EHS and employee health advisory resources to enable the effective assessment and control of EHS risks and impacts;
•	ensure that EHS risks are identified and assessed, that appropriate measures are in place to manage those risks and that resources are commensurate with level of risk;
•	ensure that employees receive adequate training and information and are competent to manage EHS risks within their areas of responsibility;
•	provide processes to enable effective communication and liaison with personnel on EHS matters;
•	collect, analyse and communicate agreed EHS performance data to GSK;
•	ensure that ENS adverse events, including health effects, are investigated so that actions can be taken to prevent recurrence. Report to GSK all confirmed or suspected adverse health effects or adverse events that result in:
•	assess the performance of individual EHS programmes and the overall EHS framework to identify opportunities for improvement;
•	allow GSK to conduct EHS audits relating to the manufacture, process, storage and disposal of materials and processes related to GSK products on mutually agreed dates at appropriate intervals;
•	provide a prompt response to GSK EHS Audit Reports;
•	establish and maintain good terms with regulators, neighbours and other stakeholders.

Loss Prevention

Contract manufacturers and key Suppliers shall:
•	protect physical assets from loss, damage or prolonged incapacity that might interrupt business- critical activities or seriously affect GSK business;
•	provide plans and capabilities in line with the risks to minimise the disruption arising from major fires and other catastrophic events;

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

•	minimise the impact of emergencies on people, the environment and the business;
•	provide resources and capabilities to respond to foreseeable emergencies;
•	minimise the risks of explosions, fires and large-scale releases of hazardous materials arising from chemical processes, bulk storage facilities or utilities;
•	prevent fires from starting and minimise the EHS and loss impacts of any fire that does occur;
•	provide adequate measures to detect fires and ensure the safety of life;
•	minimise the risks to people, property and the environment from adverse events involving flammable liquids and gases and combustible dusts;
•	ensure that buildings, building services and work equipment are maintained in good condition and that the control measures selected through risk assessment are implemented and provide adequate control of EHS risks;
•	inspect work areas and supervise work activities to ensure control measures are effective;
•	ensure that the EHS implications of new, and changes to existing processes, facilities and equipment are identified, evaluated and addressed. Achieve appropriate standards suggested by GSK via technical and risk management reviews.

Employee Health

Contract manufacturers and key Suppliers shall:
•	ensure that risk assessments and controls identify and protect the most susceptible subgroup within the population of workers who are likely to work with it (e.g., pregnant women if cytotoxics are present, asthmatics if respiratory irritants are present);
•	carry out health surveillance to:
•

ensure that individuals are fit for work under requirements of current Good Manufacturing Practice (cGMP) and Quality Assurance (QA);

identify and manage appropriately and effectively any individual health factors that may affect people’s ability to work safely;

detect and report the most likely health effects that could be caused by exposure to a given hazard;

•	protect the reproductive health of employees from workplace risks;
•	optimise tasks, equipment and the work environment to meet the physical capabilities of each individual and reduce ergonomically related disorders;
•	provide first aid and emergency medical assistance appropriate to the risks.

Environmental Risks

•	Contract manufacturers and key Suppliers shall:
•	ensure that wastes, including rejected or returned products declared as wastes, are managed from the point of generation to the point of final disposal in a safe and responsible manner;

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

•	select waste disposal options that represent the best feasible environmental option;
•	manage returned and rejected goods to minimise EHS and product security risks and where applicable enable the safe return of GSK products;
•	manage site operations in a way that minimises the resources used and the waste generated;
•	ensure that any adverse environmental impacts or nuisances associated with air emissions are eliminated or minimised;
•	ensure that water is used’ efficiently and that wastewater is treated and discharged in a way that minimises adverse impacts to the receiving environment;
•	take all prudent measures to prevent contamination of soil and groundwater and address known areas of contamination;
•	ensure that effective measures to prevent and contain spillages and fire-water are in place;
•	minimise, and ultimately eliminate, the use of Ozone Depleting Substances (ODSs) and their release to the environment.

Hazardous Activities

•	Contract manufacturers and key Suppliers shall:
•	store and transfer materials securely so that EHS risks are minimised;
•	prevent EHS adverse events associated with the operation, cleaning, maintenance and repair of work equipment and systems;
•	ensure the appropriate selection, use, cleaning, maintenance and storage of Personal Protective Equipment (PPE);
•	ensure that EHS risks are minimised during potentially high-risk activities including construction, maintenance, cleaning and engineering tasks by implementing a permit-to-work system;
•	minimise the risks of injuries, damage to property or environmental incidents arising from the use of vehicles and other transport equipment on sites;
•	ensure that materials are transported and supplied to the recipient in a way that minimises risks to persons, property and the environment.

Hazardous Agents

•	Contract manufacturers and key Suppliers shall:
•	ensure that the EHS hazards of materials stored, handled, produced or transported by the site are identified and communicated to all affected persons;
•	ensure that occupational and environmental exposure limits or hazard categories are used in risk assessments and in the selection of control measures;
•	ensure risks of exposure to GSK substances are controlled to below GSK Occupational Exposure Limits (OELs);
•	prevent injury, illness and environmental impact arising from the use, storage and handling of chemical agents;

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

•	prevent employees from becoming sensitised to materials in the workplace and minimise the adverse effects on any employees who do become sensitised;
•	control exposures to biological agents and prevent the uncontrolled release of such agents into the environment;
•	control exposures to ionising radiation and prevent the uncontrolled release of radioactive materials into the environment;
•	minimise the risks associated with the installation, use and maintenance of electrical systems and equipment;
•	minimise the risk of noise-related adverse effects on personnel and on the local community.

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Schedule C

Records Retention

Record		Retention Period
•	Batch Related Records, including all records of laboratory testing, environmental monitoring, production, cleaning and sanitisation, calibration, equipment maintenance, equipment logbooks, process control deviations, out of specification (OOS), complaints, recalls, or other investigations.	•	[***]
•	Raw material records, including documentation related to active materials, starting materials, intermediates, excipients and packaging components including all laboratory records, deviations, OOS or other investigations.	•	[***]
•	Master Copies of Operating Instructions and Standard Operating Procedures	•	[***]
•	Training Records, Job Descriptions and Organisation Charts	•	[***]
•	Validation Documents, including Validation Master Plans, validation protocols, validation reports and validation batch records), method validation, specifications	•	[***]
•	Facility Plans, Drawings and Qualification Reports	•	[***]
•	Product Specifications (Every Version)	•	[***]
•	Audit Schedules	•	[***]
•	Audit Reports	•	[***]
•	Change Control Documentation (Product Specific)	•	[***]
•	Change Control Documentation (Not Product Specific)	•	[***]
•	Periodic Product Review Reports	•	[***]
•	Contract Personnel and Consultant Records, i.e. Curriculum vitae and any associated documentation.	•	[***]

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

•	Computer System Documentation — Manufacturing Applications/Systems	•	[***]

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Schedule D

GSK Anti-Bribery and Corruption Requirements

The GSK Anti-Bribery and Corruption Policy (POL-GSK-007) requires compliance with the highest ethical standards and all anti-corruption laws applicable in the countries in which GSK (whether through a third party or otherwise) conducts business. POL-GSK-007 requires all GSK employees and any third party acting for or on behalf of GSK to ensure that all dealings with third parties, both in the private and government sectors, are carried out in compliance with all relevant laws and regulations and with the standards of integrity required for all GSK business. GSK values integrity and transparency and has zero tolerance for corrupt activities of any kind, whether committed by GSK employees, officers, or third-parties acting for or on behalf of the GSK.

It is a material term of this Agreement that Supplier (i.e. Flamel for the purpose of this Agreement) shall comply with the following:

1.       Supplier shall comply fully at all times with all applicable laws and regulations, including but not limited to applicable anti-corruption laws, of the territory in which Supplier conducts business with GSK.

2.       Supplier agrees that it has not, and covenants and that it will not, in connection with the performance of this Agreement, directly or indirectly, promise, authorise, ratify or offer to make or make any “payments” of “anything of value” (as defined in the glossary section below) to any individual (or at the request of any individual) including a “government official” (as defined in the glossary section below) for the improper purpose of influencing or inducing or as a reward for any act, omission or decision to secure an improper advantage or to improperly assist the Supplier or GSK in obtaining or retaining business.

3.       Supplier agrees that it has not, and covenants and that it will not, in connection with the performance of this Agreement, directly or indirectly, promise, authorise, ratify or offer to make or make any “facilitating payments” (as defined in the glossary section) to any individual (or at the request of any individual) including a “government official” (as defined in the glossary section).

GLOSSARY

The terms defined herein should be construed broadly to give effect to the letter and spirit of POL-GSK-007.

Anything of Value: this term includes cash or cash equivalents, gifts, services, employment offers, loans, travel expenses, entertainment, political contributions, charitable donations, subsidies, per diem payments, sponsorships, honoraria or provision of any other asset, even if nominal in value.

CONFIDENTIAL TREATMENT REQUESTED

[***] – THE CONFIDENTIAL PORTION OF THIS AGREEMENT WHICH HAS BEEN REDACTED IS MARKEED WITH BRACKETS (“[***]”). THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION.

EXECUTION VERSION

Facilitating Payments: otherwise known as “greasing payments” shall mean a payment to an individual to secure or expedite the performance of a routine government action by government officials.

Government Official shall mean: (i) Any officer or employee of a government or any department, agency or instrument of a government; (ii) Any person acting in an official capacity for or on behalf of a government or any department, agency, or instrument of a government; (iii) Any officer or employee of a company or business owned in whole or part by a government; (iv) Any officer or employee of a public international organisation such as the World Bank or United Nations; (v) Any officer or employee of a political party or any person acting in an official capacity on behalf of a political party; and/or (vi) Any candidate for political office.

Payments: this term refers to and includes any direct or indirect offers to pay, promises to pay, authorisations of or payments of anything of value.